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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2004


                           THE COOPER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                            1-8597                         94-2657368
(State or other jurisdiction          (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. Results of Operations and Financial Condition.

On August 31, 2004, The Cooper Companies, Inc. issued a press release reporting results for its third quarter fiscal year 2004. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.


ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
  No.        Description
-------      -----------
99.1         Press Release dated August 31, 2004 of The Cooper Companies, Inc.









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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE COOPER COMPANIES, INC.




                                           By /s/ Rodney E. Folden
                                              --------------------------------
                                              Rodney E. Folden
                                              Corporate Controller
                                              (Principal Accounting Officer)

Dated:  September 1, 2004





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                                  EXHIBIT INDEX


Exhibit                                                           Sequentially
  No.       Description                                           Numbered Page
-------     -----------                                           -------------
99.1        Press Release dated August 31, 2004 of The Cooper
            Companies, Inc.




                            STATEMENT OF DIFFERENCES
                            ------------------------

The trademark symbol shall be expressed as .............................. 'TM'
The registered trademark symbol shall be expressed as ................... 'r'